Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Annual Report of Department 56, Inc. (the “Company”) on Form 10-K for the period ended January 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Susan E. Engel, the Chairwoman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2004	/s/ Susan E. Engel

Susan E. Engel Chairwoman of the Board and Chief Executive Officer